SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

                              _______________

                                  FORM 8-A


             FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                 PURSUANT TO SECTION 12(b) or 12(g) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                           The Gabelli Utility Fund
      ------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                      Delaware                          13-4046522
      ----------------------------------------       -------------------
      (State of Incorporation or Organization)       (I.R.S. Employer
                                                     Identification no.)

                One Corporate Center
                  Rye, New York                           10580-1434
      -----------------------------------------      -------------------
       (Address of principal executive offices)           (zip code)


      Securities to be registered pursuant to Section 12(b) of the Act:

                                               Name of each exchange
          Title of each class                  on which each class is
          to be so registered                  to be registered
          -------------------                  ----------------------
          Common Stock                         New York Stock Exchange


       Securities to be registered pursuant to Section 12(g) of the Act:

                                     None
      ------------------------------------------------------------------
                               (Title of Class)



 ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

 The section captioned "The Transaction" in the Registrant's Registration Statement on Form N-14, dated February 26, 1999 (File No. 333-72983) and Amendment No. 1 thereto, dated March 30, 1999, is incorporated herein by reference.

 ITEM 2. EXHIBITS.

 Exhibits are a part of the Fund's Registration Statement on Form N-14, dated February 26, 1999 (File no. 333-72983)and Amendment No. 1 thereto, dated March 30, 1999.


      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                    The Gabelli Utility Fund
                                    ------------------------
                                         (Registrant)



 Date: May 20, 1999                 By: /s/ Bruce N. Alpert
       ---------------                 ---------------------------
                                       Name:  Bruce N. Alpert
                                       Title: Vice President
                                              and Treasurer